EXHIBIT 10.42

                       PIONEER NATURAL RESOURCES USA, INC.

                                  MATCHING PLAN

            (As Amended and Restated Effective as of October 1, 1997)



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                       PIONEER NATURAL RESOURCES USA, INC.
                                  MATCHING PLAN

            (As Amended and Restated Effective as of October 1, 1997)

                                TABLE OF CONTENTS


                                                                           Page

PREAMBLE...................................................................  1

ARTICLE I.    DEFINITIONS AND CONSTRUCTION.................................  1
              Section 1.1  Definitions.....................................  1
              Section 1.2  Construction....................................  7

ARTICLE II.   ELIGIBILITY..................................................  7
              Section 2.1  Eligibility and Participation...................  7

ARTICLE III.  CONTRIBUTIONS, LIMITATIONS AND FORFEITURES...................  7
              Section 3.1  Matching Contributions..........................  7
              Section 3.2  Crediting of Contributions......................  8
              Section 3.3  Return of Matching Contributions................  8
              Section 3.4  Application and Allocation of Forfeitures.......  8
              Section 3.5  Rollover Contributions..........................  8
              Section 3.6  Limitations on Contributions....................  8

ARTICLE IV.   TRUST FUND................................................... 11
              Section 4.1  Trust and Trustee............................... 11
              Section 4.2  Trust Investment Options........................ 12

ARTICLE V.    VESTING...................................................... 12
              Section 5.1  Fully Vested Accounts........................... 12
              Section 5.2  Vesting of Matching Account..................... 12

ARTICLE VI.   DISTRIBUTIONS................................................ 13
              Section 6.1  Time and Form of Distribution................... 13
              Section 6.2  Distribution of Retirement Benefit.............. 14
              Section 6.3  Distribution of Death Benefit................... 15
              Section 6.4  Distribution of Separation from Employment
                      Benefit.............................................. 16
              Section 6.5  Forfeitures..................................... 16
              Section 6.6  Distributions to Minors and Persons Under Legal
                       Disability.......................................... 18

                                       (i)

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              Section 6.7  Benefits Payable to Missing Participant or
                       Beneficiary......................................... 19
              Section 6.8  Transfer of Eligible Rollover Distribution...... 19
              Section 6.9  Qualified Domestic Relations Orders............. 19

ARTICLE VII.  PLAN ADMINISTRATION.......................................... 20
              Section 7.1  Matching Plan Committee......................... 20
              Section 7.2  Powers, Duties and Liabilities of the Committee. 21
              Section 7.3  Rules, Records and Reports...................... 21
              Section 7.4  Administration Expenses and Taxes............... 21

ARTICLE VIII. AMENDMENT AND TERMINATION.................................... 22
              Section 8.1  Amendment....................................... 22
              Section 8.2  Termination..................................... 22

ARTICLE IX.   TOP-HEAVY PROVISIONS......................................... 22
              Section 9.1  Top-Heavy Definitions........................... 22
              Section 9.2  Minimum Contribution Requirement................ 24

ARTICLE X.    MISCELLANEOUS GENERAL PROVISIONS............................. 24
              Section 10.1  Spendthrift Provision.......................... 24
              Section 10.2  Claims Procedure............................... 25
              Section 10.3  Maximum Contribution Limitation................ 25
              Section 10.4  Employment Noncontractual...................... 26
              Section 10.5  Limitations on Responsibility.................. 26
              Section 10.6  Merger or Consolidation........................ 26
              Section 10.7  Applicable Law................................. 26



                                      (ii)

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                       PIONEER NATURAL RESOURCES USA, INC.
                                  MATCHING PLAN

            (As Amended and Restated Effective as of October 1, 1997)


     THIS MATCHING PLAN, a money purchase pension plan, made and executed by PIONEER NATURAL RESOURCES USA, INC., a Delaware corporation (the "Company"),

                          W I T N E S S E T H T H A T :

         WHEREAS, the Company has heretofore established a qualified money purchase pension plan and trust known as the Pioneer Natural Resources USA, Inc. Matching Plan (formerly known as the Mesa Employees Premium Plan and Trust Agreement) for the benefit of certain of its employees; and

         WHEREAS, the Company now desires to continue said money purchase pension plan and trust without interruption by amending and restating the plan and trust document in its entirety to separate the plan and trust provisions into two separate documents, update the plan language, incorporate prior amendments and make certain other changes;

         NOW,  THEREFORE,  in  consideration  of the  premises  and  pursuant to
Section 17.4 thereof, the Company hereby amends and restates the plan provisions of said plan and trust as the Pioneer Natural Resources USA, Inc. Matching Plan, as amended and restated effective as of October 1, 1997, to read as follows:

                                   ARTICLE I.

                          DEFINITIONS AND CONSTRUCTION

         Section  1.1  Definitions.   Unless  the   context  clearly   indicates
otherwise, when used in this Plan:


               (a) "Account" means a Participant's Matching Account, Mesa Premium Account and/or Rollover Account, as the context requires.

               (b) "Affiliated Company" means any corporation or organization, other than an Employer, which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) or of an affiliated service group (within the meaning of Section 414(m) of the Code) with respect to which an Employer is also a member, and any other incorporated or unincorporated trade or business which along with an Employer is under common control (within the meaning of the regulations from time to time promulgated by the Secretary of the Treasury pursuant to Section 414(c) of the Code); provided, however, that for the purposes of Section 10.3 of the Plan, Section 414 (b) and


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         (c) of the Code  shall be  applied as modified by Section 415(h) of the
         Code.

               (c)  "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the Matching Plan Committee appointed by the Board of Directors of the Company to administer the Plan.

               (e) "Company" means Pioneer Natural Resources USA, Inc., a Delaware corporation, and any successor thereto.

               (f) "Compensation" means the sum of (i) the Limitation Compensation paid by an Employer to an Employee, (ii) any Total Pre-Tax Contributions made by an Employer to the Pioneer 401(k) Plan on behalf of such Employee, and (iii) any salary reduction amounts elected by such Employee for the purchase of benefits pursuant to a cafeteria plan (within the meaning of Section 125(d) of the Code) maintained by an Employer; provided, however, that except for purposes of determining whether an Employee is a Highly Compensated Employee or a Key Employee (as defined in Section 9.1(c)), the Compensation of an Employee taken into account under the Plan for any Plan Year shall not exceed $150,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 401(a)(17)(B) of the Code). Solely for purposes of this definition, compensation from an employer participating in the Mesa Premium Plan prior to October 1, 1997, shall be deemed to be Compensation.

               (g) "Covered Employee" means any Employee other than (i) a member of a collective bargaining unit with which an Employer negotiates and with respect to whom no coverage under this Plan has been provided by collective bargaining agreement, (ii) a nonresident alien with respect to the United States who receives no earned income from an Employer which constitutes income from sources within the United States, (iii) a temporary or seasonal Employee as determined in accordance with the Employer's normal personnel policies, (iv) an individual performing services for an Employer whom the Employer treats as an independent contractor for employment tax purposes, or (v) an individual who is treated as a leased employee by an Employer.

               (h)  "Employee" means any individual employed by an Employer.

               (i) "Employer" shall include the Company and other incorporated or unincorporated trade or business which may subsequently adopt this Plan with the consent of the Board of Directors of the Company.

               (j) "Employment Date" means the date an Employee first performs an Hour of Service.



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               (k)  "Highly   Compensated   Employee"  means  for  a  Plan  Year
         commencing after December 31, 1996:

                    (1) any Employee who during such Plan Year or during the preceding Plan Year was at any time a 5 percent owner (as defined in Section 416(i)(1) of the Code) of an Employer or Affiliated Company; or

                    (2) any Employee who during the preceding Plan Year received Compensation greater than $80,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to
               Section 414(q)(1) of the Code) and, if the Company so elects, who is in the group consisting of the top 20% (when ranked on the basis of Compensation received during such preceding year) of all Employees, except those excluded pursuant to Section 414(q)(5) of the Code.

         Solely for purposes of this definition, (i) an employee of either an Affiliated Company or an employer participating in the Mesa Premium Plan shall be deemed to be an Employee, (ii) compensation received from either an Affiliated Company or an employer participating in the Mesa Premium Plan shall be deemed to be Compensation, and (iii) a nonresident alien who receives no earned income from an Employer or Affiliated Company which constitutes income from sources within the United States shall not be considered an Employee. For the Plan Year ending December 31, 1996, Highly Compensated Employees shall be determined pursuant to the provisions of the Retirement Savings Plan for Employees of Parker & Parsley as in effect for such Plan Year.

               (l) "Hour of Service" means an hour for which an Employee is directly or indirectly compensated or entitled to compensation (including back pay, regardless of mitigation of damages) by an Employer for the performance of duties for an Employer or for reasons (such as vacation, sickness or disability) other than the performance of duties for an Employer. An Employee will be credited with eight Hours of Service per day for any customary work period during which such Employee is on leave of absence authorized by his or her Employer. Leaves of absence shall be granted by an Employer to its Employees on a uniform, nondiscriminatory basis. In no event shall more than 501 Hours of Service be credited on account of any single continuous period during which the individual performs no duties. An Employee's Hours of Service shall be credited to the appropriate Plan Years or eligibility computation period determined in accordance with the provisions of
         Section 2530.200b-2(b) and (c) of the Department of Labor Regulations, which are incorporated herein by this reference. In determining Hours of Service for the purposes of this Plan, periods of employment by an Affiliated Company and periods of employment as a leased employee (within the meaning of Section 414(n) of the Code) of an Employer or Affiliated Company shall be deemed to be periods of employment by an Employer.



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               (m)  "Investment   Fund"  means  any   fund  authorized  for  the
         investment of Trust assets pursuant to Section 4.2.

               (n)  "Limitation  Compensation" means wages within the meaning of
         Section 3401(a) of the Code and all other payments of remuneration to an Employee by an Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Sections 6041(d), 6051(a)(3) and 6052 of the Code, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code); provided, however, that the Limitation Compensation of an Employee taken into account under the Plan for any Plan Year shall not exceed $150,000 (as adjusted to take into account any cost-of-living increases authorized pursuant to Section 401(a)(17)(B) of the Code).

               (o) "Matching Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to any Matching Contributions made by an Employer for such Participant.

               (p) "Matching Contribution" means a contribution made by an Employer to this Plan for a Participant pursuant to Section 3.1.

               (q) "Mesa Premium Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to Employer contributions made for such Participant pursuant to the provisions of the Mesa Premium Plan as in effect on September 30, 1997.

               (r) "Mesa Premium Plan" means the Mesa Employees Premium Plan and Trust Agreement, as in effect from time to time prior to October 1, 1997.

               (s) "Non-Highly Compensated Employee" means for a Plan Year any Employee who is not a Highly Compensated Employee for such Plan Year.

               (t) The "Normal Retirement Date" of a Participant means the day such Participant attains the age of 65 years.

               (u) "One Year Break in Service" means a 12 consecutive month Period of Severance during which an Employee fails to complete a single Hour of Service.

               (v) "Participant" means any individual who was a participant in the Mesa Premium Plan or any individual meeting the eligibility requirements of Article II, and whose Vested Interest under this Plan has not been fully distributed.



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               (w)  "Period  of  Service"  means,  for purposes of determining a
         Participant's Vested Interest in his or her Matching Account, the sum, rounded downward to the nearest whole year, of each period of time commencing with an Employee's Employment Date or Reemployment Date and ending on the first date thereafter that a Period of Severance begins (except as provided in subsection (x) of this Section in the case of an Employee's maternity or paternity leave of absence). Included in such sum to be credited to an Employee shall be each period of time during which the Employee is on an authorized leave of absence for reasons of vacation, sickness, layoff or another occasion designated and applied by an Employer or Affiliated Company on a nondiscriminatory basis, but in no event exceeding one year in length. A Period of Service also includes any Period of Severance of less than 12 consecutive months. If an Employee who has no vested right to any amount credited to his or her Matching Account incurs a One Year Break in Service, such Employee shall forfeit his or her prior Period of Service unless he or she completes an additional one-year Period of Service before the number of his or her consecutive One Year Breaks in Service equals five.

               (x) "Period of Severance" means a period of time commencing with the date an Employee ceases to be employed by an Employer or Affiliated Company for reasons of Retirement, Permanent Disability, death, being discharged, or voluntarily ceasing employment, or with the first anniversary of the date of his or her absence for any other reason, and ending with the date such Employee resumes employment with an Employer or Affiliated Company; provided, however, that solely for purposes of determining whether an Employee incurs a One Year Break in Service, the Period of Severance of an Employee who is absent from work due to the pregnancy of the Employee, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by such Employee, or caring for such child for a period beginning immediately following such birth or placement shall not commence until the second anniversary of the first date of such absence and the period between the first and second anniversaries of the first date of such absence shall be considered neither a Period of Service nor a Period of Severance.

               (y) "Permanent Disability" means the total and permanent incapacity of a Participant to perform the usual duties of his or her employment with an Employer or Affiliated Company as determined by the Committee. Such incapacity shall be deemed to exist when certified by a physician acceptable to the Committee.

               (z) "Pioneer 401(k) Plan" means the Pioneer Natural Resources USA, Inc. 401(k) Plan, as in effect from time to time.

               (aa) "Pioneer Pre-Tax Contributions" means Pre-Tax Contributions made by an Employer to the Pioneer 401(k) Plan on behalf of a Participant.



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               (bb) "Plan"  means  this  Pioneer  Natural  Resources  USA,  Inc.
         Matching Plan, amended and restated effective as of October 1, 1997, and as from time to time in effect thereafter.

               (cc) "Plan Year" means the calendar year.

               (dd) "Qualified Joint and Survivor Annuity" means an annuity which is payable for the life of the Participant with a survivor annuity payable for the life of his or her spouse equal to 50% of the amount of the annuity payable during the life of the Participant; provided, however, that in the case of a Participant who is not married, a Qualified Joint and Survivor Annuity means an annuity which is payable for the life of the Participant. "Alternate Qualified Joint and Survivor Annuity" means an annuity which is payable for the life of the Participant with a survivor annuity payable for the life of his or her spouse equal to 75% or 100% of the amount of the annuity payable during the life of the Participant.

               (ee) "Qualified Preretirement Survivor Annuity" means an annuity which is payable for the life of the Participant's surviving spouse.

               (ff) "Reemployment   Date"  means  the  date  an  Employee  first
         performs an Hour of Service following a Period of Severance.

               (gg) "Retirement" means the termination of a Participant's employment with an Employer or Affiliated Company on or after his or her Normal Retirement Date for any reason other than death or transfer to the employment of another Employer or Affiliated Company.

               (hh) "Rollover Account" means the account established and maintained under this Plan by the Committee to record a Participant's interest under this Plan attributable to (i) Rollover Property contributed by such Participant to this Plan pursuant to Section 3.5 and (i) any amounts credited to his or her Rollover Account under the Mesa Premium Plan as in effect on September 30, 1997.

               (ii) "Rollover Property" means property the value of which would be excluded from the gross income of the transferor under Section 402(c), 403(a)(4) or 408(d)(3) of the Code if transferred to the Plan.

               (jj) "Trust" means the trust fund established pursuant to Section 4.1.

               (kk) "Trustee" means the individual or corporate trustee or trustees from time to time appointed and acting as trustee or trustees of the Trust established pursuant to the Plan.



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               (ll) "Valuation Date" means each business day.

               (mm) The "Vested Interest" of a Participant means the then vested portion of the amount credited to the Accounts of such Participant at the particular point in time in question.

         Section 1.2 Construction. The titles to the Articles and the headings of the Sections in this Plan are placed herein for convenience of reference only and in case of any conflict the text of this instrument, rather than such titles or headings, shall control. Whenever a noun or pronoun is used in this Plan in plural form and there be only one person or entity within the scope of the word so used, or in singular form and there be more than one person or entity within the scope of the word so used, such noun or pronoun shall have a plural or singular meaning as appropriate under the circumstance.


                                   ARTICLE II.

                          ELIGIBILITY AND PARTICIPATION

         Section 2.1 Eligibility and Participation. Each Covered Employee who is a participant in the Mesa Premium Plan on September 30, 1997 shall continue to be a Participant in the Plan as of October 1, 1997. Each other Covered Employee shall become a Participant in this Plan on the first day of the first pay period in the calendar month next following his or her employment as a Covered Employee. Any Participant who ceases to be a Covered Employee shall thereupon cease to participate in the Plan; provided, however, that if any such Participant is thereafter reemployed as a Covered Employee, he or she shall resume participation in the Plan as of the date of such reemployment.

                                  ARTICLE III.

                   CONTRIBUTIONS, LIMITATIONS AND FORFEITURES

         Section 3.1 Matching Contributions. For each pay period an Employer shall make to the Plan for each Participant in its employ and allocate to such Participant's Matching Account a contribution equal to 200 percent of the Pioneer Pre-Tax Contributions made by the Employer on such Participant's behalf during such pay period which are not in excess of five percent of such Participant's Basic Compensation (as defined in the Pioneer 401(k) Plan) for such pay period. The Matching Contributions to be made to the Plan for a pay period shall be paid to the Trustee as soon as practicable, but no later than 30 days after the end of the month in which such pay period ends.



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         Section 3.2  Crediting of Contributions.  The Committee shall establish and maintain a Matching Account for each Participant. All Matching Contributions made for a Participant shall be credited to such Participant's Matching Account.

         Section 3.3 Return of Matching Contributions. Contributions made to this Plan are conditioned upon being currently deductible under Section 404 of the Code. Any provision of this Plan to the contrary notwithstanding, upon an Employer's request, any such contribution or portion thereof made to this Plan by such Employer which (i) was made under a mistake of fact which is subsequently discovered or (ii) is disallowed as a deduction under Section 404 of the Code, shall be returned to such Employer to the extent not previously distributed to Participants or their beneficiaries; provided, however, that the amounts returnable to an Employer pursuant to this Section shall be reduced by any Trust losses allocable thereto and shall be returned to such Employer only if such return is made within one year after the mistaken payment of the contribution or the date of the disallowance of the deduction, as the case may be. Except as provided in this Section, no contribution made by an Employer pursuant to this Plan shall ever revert to or be recoverable by any Employer.

         Section 3.4 Application and Allocation of Forfeitures. All amounts forfeited during a Plan Year shall first be applied to restore any forfeited Matching Account required to be restored pursuant to Sections 6.5 and 6.7, and any forfeitures in excess of the amount needed to restore any such Account shall be used to reduce the amount of the earliest subsequent Matching Contributions the Employer otherwise would be required to make to the Plan.

         Section 3.5 Rollover Contributions. With the consent of the Committee, any Covered Employee (regardless of whether he or she is a Participant) may contribute Rollover Property in the form of cash to the Plan. Each contribution of Rollover Property shall be credited to a separate Rollover Account to be established and maintained for the benefit of the contributing Employee. An Employee who is not a Participant, but for whom a Rollover Account is being maintained, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions (other than contributions of Rollover Property) shall be made for such Employee until he or she meets the eligibility and participation requirements of Section 2.1.

         Section 3.6  Limitations on Contributions.

               (a) Any provision of this Plan to the contrary notwithstanding, if for any Plan Year the contribution percentage for the group of Highly Compensated Employees eligible to receive an allocation of Matching Contributions for such Plan Year fails to satisfy one of the following tests:

                    (1) the contribution percentage for said group of Highly Compensated Employees is not more than 1.25 times the contribution percentage for the preceding Plan Year for all



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               Non-Highly Compensated Employees eligible for the  preceding Plan
               Year to receive an allocation of Matching Contributions, or

                    (2) the excess of the contribution percentage for said group of Highly Compensated Employees over the contribution percentage for the preceding Plan for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions is not more than two percentage points, and the contribution percentage for said group of Highly Compensated Employees is not more than two times the contribution percentage for the preceding Plan Year for all Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions, then the contribution percentage for Participants who are members of said group of Highly Compensated Employees shall be reduced by reducing the Matching Contributions made for such Plan Year for the Highly Compensated Employees with the largest individual contribution percentages to the largest uniform contribution percentage (commencing with the Highly Compensated Employee with the largest contribution percentage and reducing his or her contribution percentage to the extent necessary to satisfy one of the above tests or to lower such contribution percentage to the contribution percentage of the Highly Compensated Employee with the next highest contribution percentage, and repeating this process as necessary) that permits the contribution percentage for said group of Highly Compensated Employees to satisfy one of said tests. For purposes of this subsection (a), the term "contribution percentage" for a specified group of Employees for a Plan Year means the average of the ratios (calculated separately for each Employee in such group and after application of the reduction and forfeiture provisions of Sections 3.4(a) and (b) of the Pioneer 401(k)
         Plan) of (i) the aggregate amount of Matching Contributions made to the Plan for each such Employee for that year and, at the election of the Committee, all or a portion of the Total Pre-Tax Contributions made on behalf of such Employee to the Pioneer 401(k) Plan for that year which are not in excess of the amount of such contributions that are permitted to be taken into account under Sections 401(k) and (m) of the Code and the regulations thereunder, to (ii) the amount of such
         Employee's Compensation for that year or, in the Committee's discretion, only for such portion of that year during which the Employee was eligible to participate in the Plan. Any provision of this Section to the contrary notwithstanding, for the Plan Year ending December 31, 1997, the Company may elect, in accordance with Section 401(m) of the Code and other applicable authority, to use data for the current Plan Year rather than the preceding Plan Year in computing the contribution percentage of Non-Highly Compensated Employees. If two or more plans to which matching contributions or employee after-tax contributions are made are considered as one plan for purposes of
         Section 410(b) of the Code (other than for purposes of the average benefit percentage test), such plans shall be treated as one plan for purposes of determining the contribution percentages for this subsection (a). If a Highly Compensated Employee is a participant in two or more plans to which matching contributions or employee after-tax contributions are made, then for purposes of determining the contribution ratio of such Employee, all such plans (other than those that may not be permissively aggregated) shall be treated as one plan.

               (b) The aggregate amount of any Matching Contributions made for Participants which cannot be credited to the Matching Accounts for a Plan Year because of the limitation contained in subsection (a) of this Section (along with any income allocable to such contributions for such Plan Year, but not for the gap period following such Plan Year) shall be forfeited if forfeitable, but if not forfeitable, distributed to such Participants no later than 2 1/2 months after the end of such year on the basis of the amount of Matching Contributions made for each such Participant (commencing with the Highly Compensated Employee with the largest amount of Matching Contributions for such Plan Year and reducing his or her Matching Contributions to the extent necessary or to lower such amount to the amount of Matching Contributions of the Highly Compensated Employee with the next highest amount of Matching Contributions, and repeating this process as necessary). The income allocable to any such excess aggregate contributions for a Participant for a Plan Year shall be determined by multiplying the amount of income allocable to such Participant's Matching Account for such year by a fraction, the numerator of which is the amount of the excess aggregate contributions for such year and the denominator of which is the sum of the amount credited to such Participant's Matching Account as of the beginning of such year plus the amount of the Matching Contributions made for such Participant for such year.

               (c) Any provision of this Plan to the contrary notwithstanding, in addition to the above limitations of this Section, the sum of the actual deferral percentage and the contribution percentage for the group of Highly Compensated Employees as determined pursuant to and after any reduction in such percentages required by subsection (a) of this Section and Section 3.4(a) of the Pioneer 401(k) Plan shall not exceed the "aggregate limit." The "aggregate limit" shall be equal to the greater of:

                         (1) the sum of: (i) 1.25 times the greater of the relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the lesser of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause (ii) shall not exceed two times the lesser of the relevant actual deferral percentage or the relevant contribution percentage; or

                         (2) the sum of: (i) 1.25 times the lesser of the relevant actual deferral percentage or the relevant contribution percentage, and (ii) two percentage points plus the greater of the relevant actual deferral percentage or the relevant contribution percentage, provided that the amount in this clause

               (ii) shall  not  exceed  two  times  the  greater of the relevant
               actual  deferral   percentage   or   the  relevant   contribution
               percentage.

         The "relevant actual deferral percentage" means the actual deferral percentage determined for the preceding Plan Year pursuant to Section 3.4(a) of the Pioneer 401(k) Plan for the group of Non-Highly Compensated Employees eligible during the preceding Plan Year to have Pre-Tax Contributions or Pre-Tax Bonus Contributions made to the Pioneer 401(k) Plan. The "relevant contribution percentage" means the contribution percentage determined for the preceding Plan Year pursuant to subsection (a) of this Section for the group of Non-Highly Compensated Employees eligible for the preceding Plan Year to receive an allocation of Matching Contributions. In the event that the aggregate limit is exceeded in any year, then the actual deferral percentage under the Pioneer 401(k) Plan and/or contribution percentage under this Plan for Participants who are members of the group of Highly Compensated Employees shall be reduced by reducing Total Pre-Tax
         Contributions to the Pioneer 401(k) Plan and/or any Matching Contributions made for such Plan Year for or on behalf of the Highly Compensated Employees with the largest individual actual deferral percentages and/or contribution percentages to the largest uniform actual deferral percentage and/or contribution percentage (proceeding in the manner prescribed in Section 3.4(a) of the Pioneer 401(k) Plan and subsection (a) of this Section) that permits the sum of the actual deferral percentage and contribution percentage for said group of Highly Compensated Employees to satisfy the above restrictions. The provisions of subsection (b) of this Section shall apply with respect to any Matching Contributions which cannot be credited to Matching Accounts under this Plan because of the limitation contained in this subsection (c).

               (d) If any portion of a Pioneer Pre-Tax Contribution is distributed to a Participant pursuant to Section 3.4(b) of the Pioneer 401(k) Plan, any portion of a Matching Contribution (along with any income allocable thereto) made to this Plan for such Participant that corresponds to such distributed Pioneer Pre-Tax Contribution shall be forfeited.


                                   ARTICLE IV.

                  TRUST FUND, INVESTMENT OPTIONS AND VALUATIONS

         Section 4.1 Trust and Trustee. All of the contributions paid to the Trustee pursuant to this Plan and the Mesa Premium Plan, together with the income therefrom and the increments thereof, shall be held in trust by the Trustee under the terms and provisions of the separate trust agreement between the Trustee and the Company, a copy of which is attached hereto and incorporated herein by this reference for all purposes, establishing a trust fund known as the PIONEER NATURAL RESOURCES USA, INC. MATCHING TRUST for the exclusive benefit of the Participants and their beneficiaries.

         Section 4.2 Trust Investment Options. For investment purposes, the trust fund established under the Trust shall be divided into such number and kind of separate and distinct Investment Funds as the Committee in its absolute discretion shall authorize from time to time. The assets of the Trust allocated to a particular Investment Fund shall be invested by the Trustee and/or one or more investment managers duly appointed in accordance with the provisions of the trust agreement establishing the Trust, as the case may be, in such type of property acceptable to the Trustee as the Trustee is directed to acquire and hold for such Investment Fund. Upon becoming a Participant in the Plan, each Participant shall direct, in the manner prescribed by the Committee in its absolute discretion, that all amounts credited to his or her Accounts under the Plan shall be invested, in percentage multiples authorized by the Committee, in one or more of the Investment Funds. Subject to such conditions and limitations as the Committee in its absolute discretion may prescribe from time to time for application to all Participants on a uniform basis, a Participant may change his or her investment direction with respect to future contributions or redirect the investment of amounts credited to his or her Accounts, provided that notice of such change is delivered to or in the manner directed by the Committee within such reasonable period of time prior to the effective date thereof as the Committee may require.

         Section 4.3 Valuation and Adjustment of Accounts. As of each Valuation Date, the Trustee shall determine the fair market value of all assets of the Trust with the value of the assets of each Investment Fund being separately determined. On the basis of such valuations and in accordance with such procedures as may be specified from time to time by the Committee, the portion of each Account invested in a particular Investment Fund shall be adjusted by the Committee to reflect its proportionate share of the income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions attributable to that particular Investment Fund for the valuation period then ended. The amount of any distribution forfeiture shall be determined on the basis of the most recent valuation preceding the date of distribution or forfeiture, as the case may be.


                                   ARTICLE V.

                                     VESTING

         Section  5.1  Fully  Vested   Accounts.   The  amounts  credited  to  a
Participant's Mesa Account and Rollover Account (if any) shall be fully vested at all times.

         Section 5.2 Vesting of Matching Account. The amounts credited to the Matching Account of a Participant shall become fully vested upon the occurrence of any of the following events while the Participant is in the employ of (or on authorized leave of absence from) an Employer or Affiliated Company: (i) the completion of an Hour of Service by the Participant on or after the date he or she attains age 60, (ii) the Participant's death, or (iii) the Participant's Permanent Disability. Unless sooner vested pursuant to the preceding sentence, the amounts credited to a Participant's Matching Account shall vest in accordance with the following schedule:

            Period of Service
         Completed by Participant               Percentage Vested
         ------------------------               -----------------

            Less than 1 year                           None
            1 year                                      25%
            2 years                                     50%
            3 years                                     75%
            4 or more years                            100%


                                   ARTICLE VI.

                                  DISTRIBUTIONS

         Section 6.1 Time and Form of Distribution. Distribution to a Participant or beneficiary under this Article shall be made or commence being made no later than 60 days after the close of the Plan Year in which the latest of the following occurs: (i) the Participant's Normal Retirement Date, (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's separation from the employment of an Employer for any reason other than his or her transfer to the employment of another Employer or Affiliated Company. In addition and any provision of this Plan to the contrary notwithstanding, in the case of a Participant who is a five-percent owner (as defined in Section 416(i) of the Code) or at the election of any other Participant who attains age 70 1/2 prior to January 1, 1999, distribution to such Participant under the Plan shall be made or commence being made no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Distributions that commence being made pursuant to the preceding sentence to a Participant who has not separated from the employment of an Employer or Affiliated Company shall be made pursuant to
Section 6.2 as if the Participant had terminated employment at such time and shall be made in accordance with the minimum distribution requirements of
Section 401(a)(9) of the Code and the regulations thereunder; provided, however, that if a Participant elects to waive payment in the form of a Qualified Joint and Survivor Annuity in accordance with Section 6.2, the alternative form of distribution shall be payment of the minimum amounts required to be distributed pursuant to Section 401(a)(9) of the Code and the regulations thereunder, but without recalculation of life expectancy, and with any amount remaining upon the termination of the Participant's employment or death to be paid in accordance with Section 6.2 or Section 6.3, whichever is applicable, but with any payments adjusted or accelerated as necessary to satisfy the requirements of Section 401(a)(9) of the Code and the regulations thereunder. Subject to the provisions of this Article requiring that distributions be made in the form of an annuity contract, distributions shall be made in cash. Any provision of this Plan to the contrary notwithstanding, (A) all distributions from the Plan shall be made in accordance with Section 401(a)(9) of the Code and the regulations thereunder, and (B) all optional forms of benefit under the Plan and the Mesa Premium Plan that are protected benefits under Section 411(d)(6) of the Code shall continue to be optional forms of benefit for Participants to whom such optional forms of benefit apply notwithstanding any subsequent amendment purporting to revise or delete any such optional form of benefit.

         Section 6.2  Distribution of Retirement Benefit.

               (a) Except as otherwise provided in this Section, upon the Retirement or Permanent Disability of a Participant, the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable unless the Participant's Vested Interest does not exceed $3,500 ($5,000 commencing January 1, 1998), in which event it will be distributed to the Participant as soon as practicable following his or her Retirement or Permanent Disability in the form of a single distribution. No distribution shall be made upon the Permanent Disability of a Participant prior to his or her Normal Retirement Date unless such Participant consents to receive such distribution or such Participant's Vested Interest does not exceed $3,500 ($5,000 commencing January 1, 1998).

               (b) At least 30 days but not more than 90 days prior to the date the Qualified Joint and Survivor Annuity contract is to commence in payment to a Participant, the Committee shall provide such Participant with a written explanation of (i) the terms and conditions of the Qualified Joint and Survivor Annuity, (ii) his or her right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of benefit, (iii) the rights of his or her spouse with respect to the receipt and waiver of the Qualified Joint and Survivor Annuity, and (iv) the right to make, and the effect of, a revocation of an election to waive the Qualified Joint and Survivor Annuity.

               (c) After receiving the explanation described in (b) above, the Participant may elect at any time during the 90-day period ending on the date the annuity contract is to commence in payment to waive the Qualified Joint and Survivor Annuity form of benefit and also may revoke any such election during such period. Any such election to waive a Qualified Joint and Survivor Annuity form of benefit by a married Participant will be effective only if the spouse of such Participant consents in writing within the 90- day period preceding both the election and the optional form of benefit selected by the Participant and such consent is witnessed by a member of the Committee or a notary public.

               (d) Any amount payable under the Plan upon the Retirement or Permanent Disability of a Participant who has elected to waive the Qualified Joint and Survivor Annuity form of benefit as provided above shall be distributed to such Participant by the Trustee at the direction of the Committee in one of the following forms to be selected by the Participant:

               (i)  by payment of the entire amount in a single distribution;

                    (by payment of the entire amount in monthly, quarterly, or annual installments over a specifically designated period of time over a period of two or more years, but not to exceed one or a combination of the following periods: (i) the life of the Participant, (ii) the lives of the Participant and his or her designated beneficiary, (iii) a period certain not extending beyond the life expectancy of the Participant, and (iv) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his or her designated beneficiary, provided that if a Participant who elects installment payments dies prior to the distribution of the entire amount of his or her vested interest, the remaining portion thereof shall be distributed to his or her beneficiary or beneficiaries (determined in accordance with Section 6.3) in a single distribution; or

               (ii) by purchase  of  an  Alternate  Qualified Joint and Survivor
                    Annuity contract from a company selected by the Committee;

         provided, however, that the consent of the Participant's spouse as provided above shall not be required if the Participant selects payment in the form of an Alternate Qualified Joint and Survivor Annuity.

               (e) Distributions pursuant to this Section 6.2 shall be made or commence being made as soon as practicable but no later than 60 days following the close of the Plan Year in which the event giving rise to a distribution occurred.

         Section 6.3  Distribution of Death Benefit.

               (a) Except as otherwise provided in this Section, upon the death of a Participant who is married, the Vested Interest of such Participant shall be distributed by the Trustee at the direction of the Committee to his or her surviving spouse in the form of a Qualified Preretirement Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable following the Participant's death.

               (b) The Committee shall provide each such married Participant with a written explanation of the Qualified Preretirement Survivor Annuity provided above, including the Participant's right to waive the distribution of such Qualified Preretirement Survivor Annuity with the consent of his or her spouse and to revoke any such waiver, within whichever of the following periods ends last: (i) the period beginning with the first day of the Plan Year in which the Participant attains the age of 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains the age of 35, (ii) the one-year period after the individual becomes a Participant, or (iii) the one-year period after separation from employment in the case of a Participant who separates before attaining age 35.

               (c)  Each  married  Participant  may elect  at  any time prior to such Participant's death to waive the Qualified Preretirement Survivor Annuity form of benefit provided above so that his or her entire benefit may be paid to his or her designated beneficiary. No election to waive the Qualified Preretirement Survivor Annuity will be effective upon the Participant's death unless such election designates a beneficiary that cannot be changed without spousal consent, the Participant's surviving spouse consents in writing to such election and such consent is witnessed by a member of the Committee or a notary public. A married Participant may revoke any such election to waive the Qualified Preretirement Survivor Annuity at any time prior to his or her death.

               (d) The amount payable under the Plan upon the death of a married Participant who has elected, as provided above, to waive the Qualified Preretirement Survivor Annuity and has designated a beneficiary, shall be distributed to the beneficiary designated by such Participant. Such designation shall be made in writing on a form prescribed by the Committee and, when filed with the Committee, shall become effective and remain in effect until changed by the Participant by the filing of a new beneficiary designation form with the Committee. If an unmarried Participant fails to so designate a beneficiary, or in the event all of a Participant's designated beneficiaries are individuals who predecease such Participant, then the Committee shall direct the Trustee to distribute the amount payable under the Plan to such Participant's surviving spouse, if any, but if none, to such Participant's estate.

               (e) All distributions under this Section, other than the Qualified Preretirement Survivor Annuity provided above, shall be made in a single distribution as soon as practicable following a Participant's death; provided, however, that a Participant may elect (or if the Participant does not elect, his or her designated beneficiary may elect) that distribution be made in monthly, quarterly or annual installments over a period of two or more years, but not to exceed one or a combination of the following periods: (i) the life of the Participant's designated beneficiary, or (ii) a period certain not extending beyond the life expectancy of the Participant's designated beneficiary.

               (f) Distributions made pursuant to this Section 6.3 in the form a Qualified Preretirement Survivor Annuity contract shall be made and such contract shall provide for commencement of payment no later than one year after the Participant's death. Distributions made pursuant to this Section 6.3 in any other form shall be made or commence being made as soon as practicable but no later than 90 days following the close of the Plan Year in which the Participant's death occurs.

               (g) Any provision of this Section 6.3 to the contrary notwithstanding, the surviving spouse of any deceased Participant may elect in writing after the Participant's death to receive the benefits otherwise payable to such surviving spouse in one of the forms provided in Section 6.3(e) above or in the form of a Qualified Preretirement Survivor Annuity commencing in payment as of such later date as the surviving spouse may elect, provided that such delayed payment commencement date complies with the provisions of Section 401(a)(9) of the Code and the regulations thereunder.

         Section 6.4 Distribution of Separation from Employment Benefit. If a Participant separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, the Accounts of such Participant shall be retained in trust and shall continue to be credited with applicable earnings as provided in Section 4.3, and the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee upon such Participant's Normal Retirement Date by payment of the entire amount in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable thereafter (or, if the Participant dies prior to his or her Normal Retirement Date, the Vested Interest of such Participant under the Plan shall be distributed upon his or her death in accordance with Section 6.3); provided, however, that (i) each such Participant shall have the right to receive an early distribution of his or her Vested Interest under the Plan in the form of a Qualified Joint and Survivor Annuity contract to be purchased from a company selected by the Committee and commencing in payment as soon as practicable following such election, or upon satisfaction of the notice and waiver requirements of Section 6.2, in any other form provided for distributions upon Retirement pursuant to Section 6.2, and
(ii) the Committee shall require an early distribution in cash of any such Participant's Vested Interest which does not exceed $3,500 ($5,000 commencing January 1, 1998).

         Section 6.5  Forfeitures.

               (a) Unless sooner forfeited as provided below, any unvested portion of the Matching Account of a Participant who separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One Year Breaks in

         Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date.

               (b) If a Participant receives a distribution of his or her Vested Interest by the end of the second Plan Year following the year in which his or her separation from employment occurred under Section 6.4, any portion of such Participant's Matching Account which is not vested at the time of such distribution shall be forfeited at such time. If a Participant who separates from the employment of an Employer or Affiliated Company for any reason other than his or her Retirement, Permanent Disability, death or transfer to the employment of another Employer or Affiliated Company, is not entitled to receive any distribution from the Plan due to the fact that such Participant has no Vested Interest, such Participant shall be deemed to have received a distribution from the Plan of his or her entire Vested Interest under the Plan and any amount credited to such Participant's Matching Account shall be forfeited at the time of such separation from employment. If a Participant any portion of whose Matching Account is forfeited pursuant to this subsection (b) is reemployed as a Covered Employee prior to incurring five consecutive One Year Breaks in Service, the amount so forfeited shall be restored to such individual's Matching Account out of current-year forfeitures or, if such forfeitures are insufficient, by an additional Employer contribution.

               (c) If a Participant who has not yet incurred five consecutive One Year Breaks in Service receives a distribution under Section 6.4 after the end of the second Plan Year following the year in which his or her separation from employment occurred, any portion of such Participant's Matching Account which is not vested at the time of such distribution shall be retained in such Account and shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One Year Breaks in Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date. If a Participant receives a distribution from the Plan after the end of the second Plan Year following the year in which his or her separation from employment occurred and is reemployed by an Employer or Affiliated Company prior to incurring five consecutive One Year Breaks in Service, then the unvested balance in his or her Matching Account shall be transferred to a segregated account for such Participant and the amount that the Participant is entitled to receive from such segregated account as of any later date shall be an amount equal to X, which amount shall be determined in accordance with the following formula: X = P (AB + D) - D, where P is the Participant's vested percentage at such later date, AB is the amount in his or her segregated account at such later date, and D is the amount distributed to the Participant in connection with his or her earlier separation from employment.

         Section 6.6 Distributions to Minors and Persons Under Legal Disability. If any distribution under the Plan becomes payable to a minor or other person under a legal disability, such distribution shall be made to the duly appointed guardian or other legal representative of the estate of such minor or person under legal disability.

         Section 6.7 Benefits Payable to Missing Participant or Beneficiary. If the Committee cannot locate a Participant or beneficiary entitled to a distribution under this Plan within a period of three years after such Participant or beneficiary becomes entitled to the distribution, the amounts credited to the Accounts of such Participant or beneficiary shall be forfeited; provided, however, that if a claim for any such forfeited amounts is subsequently made by any person entitled to the distribution, such forfeited amounts shall be restored (without adjustment for earnings or appreciation) out of current-year forfeitures, or if such forfeitures are insufficient, by an additional Employer contribution.

         Section 6.8 Transfer of Eligible Rollover Distribution. If a Participant is entitled to receive an eligible rollover distribution (as defined in Section 402(c) of the Code and the regulations thereunder) from the Plan, such Participant may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to any of the following specified by such Participant: an individual retirement account described in
Section  408(a) of the Code,  an  individual  retirement  annuity  described  in
Section 408(b) of the Code (other than an endowment contract), a defined contribution plan qualified under Section 401(a) of the Code the terms of which permit rollover contributions or an annuity plan described in Section 403(a) of the Code. If the surviving spouse of a deceased Participant is entitled to receive an eligible rollover distribution from the Plan, such surviving spouse may elect to have the Committee direct the Trustee to transfer the entire amount of such distribution directly to either an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract) specified by such surviving spouse. If an alternate payee under a qualified domestic relations order (as defined in Section 414(p) of the Code) is the spouse or former spouse of the Participant specified in the qualified domestic relations order, this Section shall apply to such alternate payee as if the alternate payee were a Participant. A distributee of an eligible rollover distribution who is entitled to make an election under this Section may specify that some portion less than the entire amount of such distribution be transferred in accordance with this Section.

          Section 6.9 Qualified Domestic Relations Orders. Any provision of this Plan to the contrary notwithstanding:

               (a) The Committee shall establish and maintain for each alternate payee named with respect to a Participant under a domestic relations order which is determined by the Committee to be a qualified domestic relations order (as defined in Section 414(p) of the Code) such separate Accounts as the Committee may deem to be necessary or appropriate to reflect such alternate payee's interest in the Accounts of such Participant. Such alternate payee's Accounts shall be credited with the alternate payee's interest in the Participant's Accounts as determined under such qualified domestic relations order. The alternate payee may change investment direction with respect to his or her Account balances in accordance with Section 4.2 in the same manner as the Participant.

               (b) Except to the extent otherwise provided in the qualified domestic relations order naming an alternate payee with respect to a Participant, (i) the alternate payee may designate a beneficiary on a form prescribed by and filed with the Committee, (ii) if no such beneficiary is validly designated or if the designated beneficiary is a person who predeceases the alternate payee, the beneficiary of the alternate payee shall be the alternate payee's estate, and (iii) the beneficiary of the alternate payee shall be accorded under the Plan all of the rights and privileges of the beneficiary of a Participant.

               (c) An alternate payee named with respect to a Participant shall be entitled to receive a distribution from the Plan in accordance with the qualified domestic relations order naming such alternate payee. Such distribution may be made only in a form provided under the Plan and shall include only such amounts as are vested. If a qualified domestic relations order so provides, a lump sum distribution of the total vested amount credited to the alternate payee's Accounts may be made to the alternate payee at any time prior to the date the Participant named in such qualified domestic relations order attains his or her earliest retirement age (as defined in Section 414(p)(4)(B) of the Code).

               (d) If a portion of any unvested amount credited to the Matching Account of a Participant named in the qualified domestic relations order is credited to the Matching Account of the alternate payee named in such qualified domestic relations order, the portion credited to such Account of the alternate payee shall vest and/or be forfeited at the same time and in the same manner as such Account of the Participant.


                                  ARTICLE VII.

                               PLAN ADMINISTRATION

         Section 7.1 Matching Plan Committee. The plan administrator of the Plan shall be a Matching Plan Committee composed of at least three individuals appointed by the Board of Directors of the Company. Each member of the Committee so appointed shall serve in such office until his or her death, resignation or removal by the Board of Directors of the Company. The Board of Directors of the Company may remove any member of the Committee at any time by giving written notice thereof to the members of the Committee. Vacancies shall likewise be filled from time to time by the Board of Directors of the Company. The members of the Committee shall receive no remuneration from the Plan for their services as Committee members.

         Section  7.2  Powers, Duties  and  Liabilities  of the  Committee.  The
Committee shall have discretionary and final authority to interpret and implement the provisions of the Plan, including without limitation authority to determine eligibility for benefits under the Plan, and shall perform all of the duties and exercise all of the powers and discretion granted to it under the terms of the Plan. The Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may by such majority action authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of its member or members so authorized to act. Every interpretation, choice, determination or other exercise by the Committee of any discretion given either expressly or by implication to it shall be conclusive and binding upon all parties directly or indirectly affected, without restriction, however, on the right of the Committee to reconsider and redetermine such actions. In performing any duty or exercising any power herein conferred, the Committee shall in no event perform such duty or exercise such power in any manner which discriminates in favor of Highly Compensated Employees. The Employers shall indemnify and hold harmless each member of the Committee against any claim, cost, expense (including attorneys' fees), judgment or liability (including any sum paid in settlement of a claim with the approval of the Employers) arising out of any act or omission to act as a member of the Committee appointed under this Plan, except in the case of willful misconduct.

         Section 7.3 Rules, Records and Reports. The Committee may adopt such rules and procedures for the administration of the Plan as are consistent with the terms hereof, and shall keep adequate records of the Committee's proceedings and acts and of the status of the Participants' Accounts. The Committee may employ such agents, accountants and legal counsel (who may be agents, accountants or legal counsel for an Employer) as may be appropriate for the administration of the Plan. The Committee shall at least annually provide each Participant with a report reflecting the status of his or her Accounts in the Trust and shall cause such other information, documents or reports to be prepared, provided and/or filed as may be necessary to comply with the provisions of the Employee Retirement Income Security Act of 1974 or any other law.

         Section 7.4 Administration Expenses and Taxes. Unless otherwise paid by the Employers in their discretion, the Committee shall direct the Trustee to pay all reasonable and necessary expenses (including the fees of agents, accountants and legal counsel) incurred by the Committee in connection with the administration of the Plan. Should any tax of any character (including transfer taxes) be levied upon the Trust assets or the income therefrom, such tax shall be paid from and charged against the assets of the Trust.

                                  ARTICLE VIII.

                            AMENDMENT AND TERMINATION

         Section 8.1 Amendment. The Board of Directors of the Company shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, on behalf of all Employers. Any such amendment made by the Board of Directors of the Company shall be made by or pursuant to a resolution duly adopted by the Board of Directors of the Company, and shall be evidenced by such resolution or by a written instrument executed by such person as the Board of Directors of the Company shall authorize for such purpose. With the consent of the Board of Directors of the Company and subject to such procedure as it may prescribe, the Board of Directors of each Employer shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, with respect to the Plan's application to the Participants of the particular amending Employer and the assets held in the Trust for their benefit, or to transfer such assets or any portion thereof to a new trust for the benefit of such Participants. However, in no event shall any amendment or new trust permit any portion of the trust fund to be used for or diverted to any purpose other than the exclusive benefit of the Participants and their beneficiaries, nor shall any amendment or new trust reduce a Participant's Vested Interest under the Plan.

         Section 8.2 Termination. The Board of Directors of the Company shall have the right and power at any time to terminate this Plan on behalf of all Employers, or to terminate this Plan as it applies to the Participants who are or were employees of any particular Employer, by giving written notice of such termination to the Committee and Trustee. Any provision of this Plan to the contrary notwithstanding, upon the termination or partial termination of the Plan as to any Employer, or in the event any Employer should completely discontinue making contributions to the Plan without formally terminating it, all amounts credited to the Accounts of the affected Participants of that particular Employer shall be fully vested.


                                   ARTICLE IX.

                              TOP-HEAVY PROVISIONS

         Section 9.1  Top-Heavy   Definitions.   Unless   the   context  clearly
indicates otherwise, when used in this Article:

               (a) "Top-Heavy Plan" means this Plan if, as of the Determination Date, the aggregate of the Accounts of Key Employees under the Plan exceeds 60% of the aggregate of the Accounts of all Participants and former Participants under the Plan. The aggregate of the Accounts of any Participant or former Participant shall include any distributions (other than related rollovers or transfers from the Plan within the meaning of regulations under Section 416(g) of the Code) made from such individual's Accounts during the Plan Year or any of the four preceding Plan Years, but shall not include any unrelated rollovers or transfers (within the meaning of regulations under Section 416(g) of the Code) made to such individual's Accounts after December 31, 1983. The Accounts of any Participant or former Participant who (i) is not a Key Employee for the Plan Year in question but who was a Key Employee in a prior Plan Year, or (ii) has not completed an Hour of Service during the five-year period ending on the Determination Date, shall not be taken into account. The determination of whether the Plan is a Top-Heavy Plan shall be made after aggregating all other plans of an Employer and any Affiliated Company qualifying under Section 401(a) of the Code in which a Key Employee is a participant or which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code, and after aggregating any other plan of an Employer or
         Affiliated Company, which is not already aggregated, if such aggregation group would continue to meet the requirements of Sections 401(a) (4) and 410 of the Code and if such permissive aggregation thereby eliminates the top-heavy status of any plan within such permissive aggregation group. The determination of whether this Plan is a Top-Heavy Plan shall be made in accordance with Section 416(g) of the Code.

               (b) "Determination Date" means, for purposes of determining whether the Plan is a Top-Heavy Plan for a particular Plan Year, the last day of the preceding Plan Year.

               (c) "Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who at any time during the Plan Year or any of the four preceding Plan Years is:

                    (1) an officer of the Employer who has Compensation for any such Plan Year greater than 50% of the amount in effect under
               Section  415(b)(1)(A)  of the Code for such Plan
               Year;

                    (2) one of the 10 Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in excess of 0.5% in an Employer or Affiliated Company and having Compensation for such Plan Year of more than the limitation in effect under Section 415(c)(1)(A) of the Code;

                    (3) a person owning (or considered as owning within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of an Employer or stock possessing more than 5% of the total combined voting power of all stock of an Employer; or

                    (4) a person who has Compensation for such Plan Year from an Employer of more than $150,000 and who would be described in paragraph (3) hereof if 1% were substituted for 5% in each place it appears in such paragraph.

         For the purposes of applying Section 318 of the Code to this subsection
         (c), subparagraph (C) of Section 318(a)(2) of the Code shall be applied by substituting 5% for 50%. The rules of subsections (b), (c) and (m) of Section 414 of the Code shall not apply for purposes of determining ownership in an Employer under this subsection (c).

               (d) "Non-Key Employee" means any Employee or former Employee (including a beneficiary of such Employee or former Employee) who is not a Key Employee.

         Section 9.2 Minimum Contribution Requirement. Any provision of this Plan to the contrary notwithstanding, if the Plan is a Top-Heavy Plan for any Plan Year commencing after December 31, 1996, then the Employers will contribute to the Matching Account of each Non-Key Employee who is both eligible to participate and in the employ of an Employer on the last day of such Plan Year, an amount which, when added to the total amount of contributions and forfeitures otherwise allocable under the Plan for such Non-Key Employee for such year, shall equal the lesser of (i) 3% of such Non-Key Employee's Limitation Compensation (Compensation for any Plan Year commencing after December 31, 1997) for such year or (ii) the amount of contributions and forfeitures (expressed as a percentage of Limitation Compensation (Compensation for any Plan Year commencing after December 31, 1997)) allocable under the Plan for the Key Employee for whom such percentage is the highest for the Plan Year after taking into account contributions under other defined contribution plans maintained by the Employer in which a Key Employee is a participant (as well as any other plan of an Employer which enables such a plan to meet the requirements of Section 401(a)(4) or 410 of the Code); provided, however, that no minimum contribution shall be made for a Non-Key Employee under this Section for any Plan Year if the Employer maintains another qualified plan under which a minimum benefit or contribution is being accrued or made for such Plan Year for the Non-Key Employee in accordance with Section 416(c) of the Code. A Non-Key Employee who is not a Participant, but for whom a contribution is made pursuant to this Section, shall be accorded all of the rights and privileges of a Participant under the Plan except that no contributions (other than contributions pursuant to this Section) shall be made for or on behalf of such Non-Key Employee until he or she meets the eligibility and participation requirements of Article II.


                                   ARTICLE X.

                        MISCELLANEOUS GENERAL PROVISIONS

         Section 10.1 Spendthrift Provision. No right or interest of any Participant or beneficiary under the Plan may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such right or interest shall be liable for or subject to any debt, obligation or liability of such Participant or beneficiary; provided, however, that nothing herein shall prevent the payment of amounts from a Participant's Accounts under the Plan in accordance with the terms of a court order which the Committee has determined to be a qualified domestic relations order (as defined in Section 414(p) of the Code).

         Section 10.2 Claims Procedure. If any person (hereinafter called the "Claimant") feels that he or she is being denied a benefit to which he or she is entitled under the Plan, such Claimant may file a written claim for said benefit with any member of the Committee. Within 60 days of the receipt of such claim the Committee shall determine and notify the Claimant as to whether he or she is entitled to such benefit. Such notification shall be in writing and, if denying the claim for benefit, shall set forth the specific reason or reasons for the denial, make specific reference to the pertinent provisions of the Plan, and advise the Claimant that he or she may, within 60 days of the receipt of such notice, in writing request to appear before the Committee for a hearing to review such denial. Any such hearing shall be scheduled at the mutual convenience of the Committee or its designated representative and the Claimant, and at such hearing the Claimant and/or his or her duly authorized representative may examine any relevant documents and present evidence and arguments to support the granting of the benefit being claimed. The final decision of the Committee with respect to the claim being reviewed shall be made within 60 days following the hearing thereon and the Committee shall in writing notify the Claimant of its final decision, again specifying the reasons therefor and the pertinent provisions of the Plan upon which such decision is based. The final decision of the Committee shall be conclusive and binding upon all parties having or claiming to have an interest in the matter being reviewed.

         Section 10.3 Maximum Contribution Limitation. Any provision of this Plan to the contrary notwithstanding, the sum of (i) the Employer contributions,
(ii) the forfeitures, and (iii) the Participant contributions (excluding rollover contributions and employee contributions to a simplified employee pension allowable as a deduction, each within the meaning specified in Section 415(c)(2) of the Code), allocated to a Participant with respect to a Plan Year shall in no event exceed the lesser of $30,000 (as adjusted pursuant to Section 415(d) of the Code to take into account any cost-of-living increase) or 25% of such Participant's Limitation Compensation (Compensation for any Plan Year commencing after December 31, 1997) for that year. For the purposes of applying the limitation imposed by this Section, each Employer and its Affiliated Companies shall be considered a single employer, and all defined contribution plans (meaning plans providing for individual accounts and for benefits based solely upon the amounts contributed to such accounts and any forfeitures, income, expenses, gains and losses allocated to such accounts) described in
Section 415(k) of the Code, whether or not terminated, maintained by an Employer or its Affiliated Companies shall be considered a single plan. If the total amount allocable to a Participant's Matching Account for a particular Plan Year would, but for this sentence, exceed the foregoing limitation, any amounts allocated to such Participant's Matching Account in excess of the foregoing limitation shall be credited to a suspense account and thereafter used to reduce Matching Contributions for such Plan Year (and, if necessary, the next succeeding year).

         Section 10.4 Employment Noncontractual. The establishment of this Plan shall not enlarge or otherwise affect the terms of any Employee's employment with an Employer and an Employer may terminate the employment of any Employee as freely and with the same effect as if this Plan had not been adopted.

         Section 10.5 Limitations on Responsibility. The Employers do not guarantee or indemnify the Trust against any loss or depreciation of its assets which may occur, nor guarantee the payment of any amount which may become payable to a Participant or his or her beneficiaries pursuant to the provisions of this Plan. All payments to Participants and their beneficiaries shall be made by the Trustee at the direction of the Committee solely from the assets of the Trust and the Employers shall have no legal obligation, responsibility or liability for any such payments.

         Section 10.6 Merger or Consolidation. In no event shall this Plan be merged or consolidated into or with any other plan, nor shall any of its assets or liabilities be transferred to any other plan, unless each Participant would be entitled to receive a benefit if the plan in which he or she then participates terminated immediately following such merger, consolidation or transfer, which is equal to or greater than the benefit he or she would have been entitled to receive if the Plan had been terminated immediately prior to such merger, consolidation or transfer.

         Section 10.7 Applicable Law. This Plan shall be governed and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas except where superseded by federal law.

         IN WITNESS WHEREOF, this Plan has been restated by Pioneer Natural Resources USA, Inc. this 11th day of November, 1997, to be effective as of October 1, 1997.

                                          PIONEER NATURAL RESOURCES USA, INC.




                                          By    /s/ Larry Paulsen
                                            ------------------------------------
                                            Title: Vice President